UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2023

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 Waples Mill Road, South Tower 210, Fairfax, Virginia	22030
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 349-2577

______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e): Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2023, the stockholders of WidePoint Corporation (the “Company”) approved an amendment and restatement of the 2017 WidePoint Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance by one million three hundred thousand shares (1,300,000). The Plan was filed as Appendix A to the Company’s definitive proxy statement filed May 2, 2023 and the terms thereof are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The board of directors nominated one director nominee as a Class II director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2026. In accordance with the voting results listed below, the director nominee was elected to the board of directors.

Nominee	For	Withheld	Broker Non-Votes
Philip Garfinkle	1,696,825	1,047,185	2,429,462

Proposal Two: The board of directors selected the accounting firm of Moss Adams LLP as independent accountants for the Company for the fiscal year ending December 31, 2023. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, the appointment of Moss Adams LLP was ratified by the stockholders to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
4,046,587	787,508	339,377	-

Proposal Three: To approve an amendment and restatement of the Plan to increase the number of shares authorized to be issued by 1.3 million shares. In accordance with the voting results listed below, the amended and restated Plan was approved.

For	Against	Abstain	Broker Non-Votes
1,489,001	1,214,998	40,211	2,429,462

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 10.1	Amended and Restated 2017 Omnibus Incentive Plan (incorporated by reference from Appendix A to the definitive proxy statement filed on May 2, 2023)

Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ Jin Kang
Date: June 26, 2023	Jin Kang
Chief Executive Officer

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